TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY
An Individual Flexible Premium Deferred Index-Linked Annuity Policy

Issued through
Transamerica Life Insurance Company

Updating Summary Prospectus
May 1, 2026
This Updating Summary Prospectus summarizes certain key features of the Transamerica Structured Index Advantage® Annuity (the “Policy”). The Updating Summary Prospectus also provides a summary of Policy features that have changed.
The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the prospectus and other information about the Policy online at transamerica.com/individual/annuities/registered-index-linked-annuities. You can also obtain this information at no cost by calling (800)525-6205, or You can also request this information from Your registered representative.
Additional information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at (800)525-6205, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET.
Your election to receive reports in paper will apply to all Index Account Options available under Your Policy.

SPECIAL TERMS	1
SUMMARY OF POLICY FEATURES THAT HAVE CHANGED	5
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY	6
APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY	11

2

SPECIAL TERMS
Account – An Index Account, the Fixed Account, the Fixed Holding Account, or the Performance Lock Account.
Administrative Office – Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800) 525-6205.
Allocation Account – An Index Account Option or the Fixed Account Option.
Allocation Anniversary – Each twelve-month anniversary of the Crediting Period start date of an Index Account Option. The number of Allocation Anniversaries is equal to the length of the Crediting Period in years.
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For a 1-year Crediting Period, there would be only one Allocation Anniversary. For example, if you begin a 1-year Crediting Period for an Index Account Option on January 1, Year 1, the only Allocation Anniversary would be January 1, Year 2.
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For a 2-year Crediting Period, there would be two Allocation Anniversaries. For example, if you begin a 2-year Crediting Period for an Index Account Option on January 1, Year 1, the Allocation Anniversaries would be January 1 of Year 2 and Year 3.
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For a 6-year Crediting Period, there would be six Allocation Anniversaries. For example, if you begin a 6-year Crediting Period for an Index Account Option on January 1, Year 1, the Allocation Anniversaries would be January 1 of Year 2, Year 3, Year 4, Year 5, Year 6, and Year 7.
Annuitant – The person on whose life any annuity payments involving life contingencies will be based.
Best Entry Reset Maximum – For a Best Entry Enhanced Index Account Option, a percentage representing the maximum total reduction in the Initial Index Value allowed due to one or more resets.
Best Entry Reset Threshold – For a Best Entry Enhanced Index Account Option, the net percentage decrease in the Index Value necessary to reset the Initial Index Value on an Observation Day, comparing the Index Value at the beginning of the Crediting Period to the Index Value on that Observation Day.
Buffer – The Downside Protection Type for the available Index Account Options. If you select an Index Account Option, your investment will incur loss at the end of the Crediting Period for negative Index performance beyond the Buffer Rate. For example, if you select an Index Account Option with a Buffer Rate of 10%, and at the end of the Crediting Period the Index Change is -15%, your Index Credit Rate (i.e., your Index rate of return) would be -5%. If the negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of that negative Index performance.
Buffer Rate – A percentage used to calculate the Index Credit Rate for an Index Account Option when the Index Change is negative.
Business Day – Any day when the New York Stock Exchange is open for regular trading.
Cap – A Growth Opportunity Type. If you select an Index Account Option with Cap, you will participate in positive Index performance at the end of the Crediting Period up to the Cap Rate, but no positive Index performance beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 10%, and at the end of the Crediting Period the Index Change is 5%, your Index Credit Rate (i.e., your Index rate of return) would be +5%. If the Index Change were 15%, your Index Credit Rate would be limited to +10%.
Cap Rate – For an Index Account Option with Cap, the percentage used to calculate the Index Credit Rate if the Index Change is positive.
Company (we, us, our) – Transamerica Life Insurance Company.
Credit Advantage – We currently offer certain Index Account Options with Growth Opportunity Types that are designated as “Credit Advantage.” You will pay an additional fee if you select one of these Index Account Options for investment. In exchange for the additional fee, these Index Account Options provide more upside potential, based on the rates We declare for their Growth Opportunity Types, than would be provided if their Growth Opportunity Types were not designated as “Credit Advantage.”
Credit Advantage Fee – The additional fee charged when you invest in an Index Account Option with a Credit Advantage Growth Opportunity Type. The additional fee will apply upon either (i) entering a new Crediting Period or (ii) reallocating into a previously locked Index Account Option upon exercise of Early Re-Entry.
Crediting Period – The duration of an Allocation Account’s investment term, expressed in years. The Crediting Period is also the period of time during which the performance of an Index Account Option is linked to the performance of an Index.
Death Benefit – Upon the death of the Annuitant during the accumulation phase, an amount payable equal to the Policy Value, or if the GMDB Rider is in effect, the greater of the Policy Value or the GMDB. If the Owner is not the Annuitant, We will pay the Cash Value if the Owner predeceases the Annuitant during the accumulation phase.
Downside Protection Type – A feature of an Index Account Option that provides limited protection from negative Index performance. (Buffer is the only Downside Protection Type that We are currently offering as part of the Index Account Options.)
Early Re-Entry – A feature associated with Performance Lock+. Early Re-Entry, if available, allows you to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period. Currently not available with “Best Entry” Enhanced Index Account Option
Edge and Edge+ – A Growth Opportunity Type. If you select an Index Account Option with Edge and Edge+, at the end of the Crediting Period:
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If the Index Change is positive or zero, the Index Credit will be positive. The Index Credit Rate (i.e., your Index rate of return) will equal the Edge+ Rate.
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If the Index Change is negative, but does not exceed the Buffer Rate, the Index Credit will be positive. The Index Credit Rate will equal the Edge Rate.
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If the Index Change is negative, and does exceed the Buffer Rate, the Index Credit will be negative. The Index Credit Rate will equal the negative Index Change in excess of the Buffer Rate.
Edge Rate – For an Index Account Option with the Edge and Edge+ Growth Opportunity Type, the percentage used to calculate the Index Credit Rate if the Index Change is negative, but not in excess of the Buffer Rate.
Edge+ Rate – For an Index Account Option with the Edge and Edge+ Growth Opportunity Type, the percentage used to calculate the Index Credit Rate if the Index Change is positive or zero.
Fixed Account – The fixed interest account supporting the Fixed Account Option and the Performance Lock Account.
Fixed Account Option – The fixed interest investment option under the Policy.
Fixed Holding Account – The interest-bearing account generally in which Premium Payments are held until allocated to an Allocation Account.
GMDB Benefit Base – Under the Guaranteed Minimum Death Benefit rider, the GMDB Benefit Base equals the guaranteed minimum death benefit under the rider (including any increases for additional Premium Payments and proportionate reductions for Withdrawals).
Growth Opportunity Type – A feature of an Index Account Option that determines whether and the extent to which a positive Index Credit will apply at the end of a Crediting Period.
Guaranteed Minimum Death Benefit – The minimum Death Benefit provided by the Guaranteed Minimum Death Benefit (GMDB) rider. The guaranteed minimum Death Benefit will equal 100% of the Policy Value as of the rider effective date. Thereafter, over the life of the rider, the guaranteed minimum Death Benefit will increase dollar for dollar for subsequent Premium Payments and will be proportionately reduced by Withdrawals. If the GMDB rider has been elected, the guaranteed minimum Death Benefit is only payable upon the death of the Annuitant during the accumulation phase.

The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.
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For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
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For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
Index – The market index or exchange-traded fund to which an Index Account Option may be linked.
Index Account / Index Account Option – An index-linked investment option under the Policy.
Index Account Option Value – The value of your investment in an Index Account Option at the end of a Crediting Period.
Index Base – The portion of the Policy Value allocated to an Index Account Option, less the sum of any reductions for Withdrawals or fees and charges deducted from the Index Account Option since inception of a Crediting Period (or since reallocating into a previously locked Index Account Option for the remainder of the Crediting Period upon exercise of Early Re-Entry).
Index Change – The net percentage change in the Index Value between the first day of a Crediting Period and the last day of the Crediting Period. If Early Re-Entry was exercised, the Index Change for the remaining Crediting Period will be the net percentage change in the Index Value between the first day of the remaining Crediting Period and the last day of the Crediting Period.
Index Credit – A dollar amount of gain or loss reflected in your Index Account Option Value at the end of a Crediting Period. Index Credit may be positive, negative, or equal to zero.
Index Credit Rate – A percentage gain or loss used to calculate your Index Account Option Value at the end of a Crediting Period. The Index Credit Rate may be positive, negative, or equal to zero.
Index Value – The value of an Index at the end of a day. When the Index is a market index, the Index Value at the end of a day is the closing value of the Index for that day. When the Index is an exchange-traded fund, the Index Value at the end of a day is the closing share price of the fund for that day on the fund’s primary stock exchange. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day. The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.
Initial Index Value – The Index Value on the first day of a Crediting Period. The Initial Index Value may be reset to a lower Index Value under a Best Entry Enhanced Index Account Option. If Early Re-Entry was exercised, the Initial Index Value for the remaining Crediting Period will be the Index Value on the first day of the remaining Crediting Period after reallocating into the previously locked Index Account Option.
Interim Value – The value of an Index Account Option on any Business Day during the Crediting Period, except the first and last day of the Crediting Period, used to determine the value of that Index Account for Withdrawals, Surrender, annuitization, and the Death Benefit and to pay fees and charges. If you exercise Performance Lock, the “locked-in” gain or loss will be the Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) as of the Performance Lock Date. The Interim Value for a Business Day is calculated at the end of that Business Day.
Observation Day – For a Best Entry Enhanced Index Account Option, any day on which We observe the Index Value to determine whether to reset the Initial Index Value.
Observation Frequency – For a Best Entry Enhanced Index Account Option, the length of time (i) between the Crediting Period start date and the first Observation Day and (ii) between Observation Days.
Owner (you, your) – The person who may exercise all rights and privileges under the Policy, including the Owner and any joint Owner.
Participation – A Growth Opportunity Type. Currently, all Index Account Options with Participation are designated as “Credit Advantage,” which means an additional charge will apply to any Index Account Option with Participation. If you select an Index Account Option with Participation, you will participate in a percentage of positive Index performance at the end of the Crediting Period, and that percentage will be the Participation Rate. For instance, if you select an Index Account Option with Participation and a Participation Rate of 80%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +8%.
Participation Rate – For an Index Account Option with Participation, the percentage used to calculate the Index Credit Rate if the

Index Change is positive.
Performance Lock – A feature associated with Performance Lock+. Performance Lock may be exercised for any Index Account Option on any Business Day between the first and last day of the Crediting Period. If you exercise the Performance Lock feature, your Interim Value as of the Performance Lock Date (less any Remaining Credit Advantage Fees and any other applicable charges) will be “locked-in.” You will no longer participate in any Index performance (positive or negative) for that Index Account Option, and no Index Credit will be applied at the end of the Crediting Period for that Index Account Option (unless Early Re-Entry is exercised).
You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.
Performance Lock Account – An interest-bearing account to which your locked-in Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) will be transferred upon exercising Performance Lock for an Index Account Option. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar-for-dollar basis for any fees, charges, or Withdrawals deducted from the Performance Lock Account. The Performance Lock Account is part of our Fixed Account. If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one-year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock.
Performance Lock Date – If you exercise the Performance Lock feature for an Index Account Option, the date as of which your Interim Value for that Index Account Option (less any Remaining Credit Advantage Fees and any other applicable charges) is locked-in.
Policy – The Transamerica Structured Index Advantage® Annuity.
Policy Anniversary – The anniversary of the Policy Date for each year the Policy remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.
Policy Value – The amount that represents the value of your investment in the Accounts.
Premium Payment – An amount paid to us by or on behalf of an Owner, as consideration for the benefits provided under the Policy.
Remaining Credit Advantage Fees – Applicable only to an Index Account Option subject to a Credit Advantage Fee. Before the end of the Crediting Period, Remaining Credit Advantage Fees equal the total Credit Advantage Fee less any Credit Advantage Fees that were previously assessed. At the end of the Crediting Period, Remaining Credit Advantage Fees equal the total Credit Advantage Fee less any Credit Advantage Fees that were previously assessed.
Surrender – A full Withdrawal of cash value and termination of the Policy.
Withdrawal  – A Withdrawal of cash value from the Policy that is less than a Surrender. Any Withdrawal that you request includes: one-time Withdrawals, automatic Withdrawals under the systematic payout option, Withdrawals taken to satisfy minimum required distributions under the Internal Revenue Code, Withdrawals of the surrender charge-free amount (a surrender charge-free Withdrawal), Withdrawals under the Nursing Care and Terminal Condition Waiver, Withdrawals under the Unemployment Waiver.

SUMMARY OF POLICY FEATURES THAT HAVE CHANGED
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the last current Prospectus. This may not reflect all of the changes that have occurred since You entered into Your Policy.
● For changes in Index Account Options and features please refer to the Appendix A – Investment Options Available Under the Policy .

● Effective August 18, 2025, the Policy offers three additional Index Account Options referred to as Triple Edge Advantage and Dual Direction. These Index Account Options are linked to the performance of the S&P 500® Index (price return) and are available with crediting periods of 1, 2, or 6 years. Each option uses a 10% Buffer as the Downside Protection Type and includes Edge and Edge+ Growth Opportunity Types with associated declared rates.

● Effective May 1, 2026, the Policy offers a Performance Lock+ feature that allows amounts in an Index Account Option to be locked in based on an Interim Value and transferred to a Performance Lock Account, where they no longer participate in Index performance. The Policy also offers an Early Re‑Entry feature, which, if available, permits amounts previously locked to be reallocated back to the same Index Account Option for the remaining Crediting Period, subject to reset rates and specified limitations.

● For updated Contract expense information please refer to Important Information You Should Consider About This Policy.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Surrender Charges. If you Surrender or withdraw money from the Policy during the first six years after your purchase the Policy or make an additional premium payment, you may be assessed a surrender charge of up to 8% (as a percentage of premium payments Surrendered or withdrawn). For example, if you were to make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment. This loss will be greater if there are negative Interim Value adjustments, taxes, or tax penalties.

Interim Value Adjustments. If all or a portion of your Policy Value is removed from an Index Account Option before the end of its Crediting Period, an Interim Value adjustment will apply, which may be negative. In extreme circumstances, it is possible to lose up to 100% of your investment in an Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). For example, if you allocated $100,000 to an Index Account Option with 2-year Crediting Period and make a withdrawal before the 2 years have ended, you could lose up to $100,000 due to a negative Interim Value adjustment. This loss will be greater if you also have to pay surrender charges, taxes, or tax penalties.

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature.

FEE TABLE EXPENSES AND ADJUSTMENTS – SURRENDER CHARGES EXPENSES AND ADJUSTMENTS –INTERIM VALUE ADJUSTMENT
Are There Transaction Charges?	Yes. In addition to surrender charges and Interim Value adjustments, you may also be assessed a fee for requesting special services (e.g., overnight delivery).			FEE TABLE EXPENSES AND ADJUSTMENTS – SPECIAL SERVICE FEES
Are There Ongoing Fees and Expenses?

Yes.

There is an implicit ongoing fee on the Index Account Options to the extent that your participation in Index gains is limited by either a Cap Rate, Participation Rate, or an Edge Rate or Edge+ Rate. This means that your returns may be lower than the Index’s returns. In exchange for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

The table below describes the fees and expenses that you may pay each year, depending on the Allocation Accounts and optional benefits you choose. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.

FEE TABLE EXPENSES AND ADJUSTMENTS APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

	Annual Fee	Minimum	Maximum
	Base Contract	0.00%[1]	See Rate Sheet Supplement[2,3]
Optional benefits available for an additional charge (for a single optional benefit, elected)	0.50%[4]	See Rate Sheet Supplement[5]

[1] Reflects the base GLWB (no optional step-up benefit). Also reflects the current annual service charge ($0 or 0%).

[2] Will reflect the annualized fee percentage if you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” The annualized fee is 1.25% (as a percentage of Policy Value allocated to that Index Account Option on the first day of either (i) a new Crediting Period or (ii) the remaining Crediting Period after exercise of Early-Re-Entry). The Credit Advantage Fee is assessed at the end of the Crediting Period after the Index Credit. However, a portion of the Credit Advantage Fee will be due if taking a partial withdrawal of the Index Account Value before the end of the Crediting Period. Furthermore, if taking a full withdrawal of the Index Account Value before the end of the Crediting Period or exercising Performance Lock, the entire Credit Advantage Fee becomes due. (For example, if you select a 6-year Crediting Period, the total Credit Advantage Fee for that Crediting Period would be 7.50% (i.e., 1.25% x 6). If you were to take a full withdrawal of the Index Account Option Value or exercise Performance Lock after 1 year, you would still pay the full 7.50%.)

[3] Will reflect a 2.00% service charge. The maximum annual service charge is the lesser of $50 or 2.00% (as a percentage of your Policy Value as of your Policy Anniversary, before the deduction of any fees or charges).

[4] The fee for the optional GMDB rider (as a percentage of the GMDB Benefit Base), applicable to Issue Ages 71-80. There is no charge for the GMDB rider for Issue Ages 0-70.

[5] Will reflect the Guaranteed Lifetime Withdrawal Rider Fee Percentage that we are currently charging for the GLWB’s optional step-up benefit (as a percentage of the Withdrawal Base or Policy Value, whichever is greater).

Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Policy, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

Lowest Annual Cost See Rate Sheet Supplement	Highest Annual Cost See Rate Sheet Supplement

Assumes:

• Investment of $100,000 in an Index Account Option

• 5% annual appreciation

• No Credit Advantage
• No Step-up benefit

• No optional benefits
• GMDB rider (Issue Age 0-70)

• No sales charges

• No additional premium payments, transfers, or withdrawal

Assumes:

• Investment of $100,000 in an Index Account Option

• 5% annual appreciation

• Credit Advantage

• Step-up benefit for GLWB

• Additional Death Benefit

• GMDB rider (Issue Age 71-80)

• No sales charges

• No additional premium payments, transfers, or withdrawals

• 0% Interim Value adjustments

RISKS	Location in Prospectus

Is There a Risk of Loss From Poor Performance?

Yes.

•    You can lose money by investing in this Policy, including the loss of principal.

•    Each available Index Account Option has a Buffer downside feature that provides only limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period.

•    At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, is 90% for an Index Account Option with a 10% Buffer Rate, 85% for an Index Account Option with a 15% Buffer Rate, or 80% for an Index Account Option with a 20% Buffer Rate.

•    We will always offer an Index Account Option with a 10% Buffer Rate.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
Is this a Short-Term Investment?

No.

•    This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•    The Policy’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.

•    Amounts withdrawn from the Policy may result in surrender charges, taxes, and tax penalties. Withdrawals could result in significant reductions to Policy Value, the GLWB, the death benefit, and other Policy benefits. In addition, withdrawing or otherwise removing amounts from an Index Account Option before the end of its Crediting Period may result in a negative Interim Value adjustment and loss of positive Index performance.

•    Partial withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of its Crediting Period will result in a proportionate reduction to your Index Base. The reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. Reductions to your Index Base will result in lower Interim Values for the remainder of the Crediting Period and less Index Credit (if any) at the end of the Crediting Period. The negative impact to your Policy Value and Policy benefits may be significant.

•    At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, Participation Rate, Edge Rate and Edge+ Rate, or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option with a 1-year Crediting Period by default.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
What are the Risks Associated with the Investment Options?

•    An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Accounts available under the Policy.

•    Each Allocation Account, including each Index Account Option and the Fixed Account Option, has its own unique risks. You should review the available Allocation Accounts before making an investment decision.

•    The Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate for an Index Account Option, as applicable, may limit positive Index returns (e.g., limited upside). This limit may result in you earning less than the Index’s return. For example:

PRINCIPAL RISKS OF INVESTING IN THE POLICY

o      If the Index Change is 12% and the Cap Rate is 4%, we will apply an Index Credit equal to +4% at the end of the Crediting Period.

o      If the Index Change is 12% and the Participation Rate is 50%, we will apply an Index Credit equal to +6% (i.e., 12% x 50% = 6%) at the end of the Crediting Period.

o     If the Index Change is 12% and the Edge+ Rate is 5%, we will apply an Index Credit equal to +5% at the end of the Crediting Period.

•    While the Edge and Edge+ Growth Opportunity Type may provide for a positive Index Credit in the event of negative Index performance, there is no guarantee of investment gain. Like any other Index Account Option, a negative Index Change in excess of the Buffer Rate will result in loss, which could be significant.

•    The Buffer Rate for an Index Account Option will limit negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply an Index Credit equal to -15% (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period, meaning your investment will decrease in value by 15%. You bear all loss that exceeds the Buffer.

•    Each “Best Entry” Enhanced Index Account Option has an Initial Index Value reset feature that may help to increase Index gains or decrease Index losses, but it is not guaranteed to do so. Furthermore, these Index Account Options are subject to the same risks associated with Cap (i.e., limited upside) and Buffer (i.e., limited protection).

•    For each Index, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. Certain Indexes also deduct fees and costs that will reduce Index performance. These factors will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index or a direct investment in an ETF serving as an Index.

What are the Risks Related to the Insurance Company?	An investment in the Policy is subject to risks related to the Company. Any obligations (including under the Fixed Account and the Index Accounts), guarantees, or benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free (800) 525-6205.	PRINCIPAL RISKS OF INVESTING IN THE POLICY
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?

Yes. There may be restrictions that limit the Allocation Accounts you may choose, and there are limitations on the transfer of Policy Value among Allocation Accounts.

•    Transfers from an Allocation Account are permitted only at the end of the Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock but not Early Re-Entry).

•    The Fixed Account Option may not always be available for investment.

PREMIUM PAYMENTS FIXED ACCOUNT OPTION INDEX ACCOUNT OPTIONS SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT

•    We reserve the right to add or remove Index Account Options. We guarantee that the following Index Account Option will always be available for investment (subject to our right of Index substitution): S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00% for new Crediting Periods), no Credit Advantage Fee. This may be the only Index Account Option that we offer in the future.

•    Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

•    We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate, subject to minimum guarantees).

•    We reserve the right to substitute the Index for an Index Account Option during its Crediting Period.

•    We reserve the right to limit or refuse additional premium payments.

•    The availability of Allocation Accounts may vary depending on your state or the financial intermediary through which the Policy is sold.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY APPENDIX D: STATE VARIATIONS APPENDIX G: FINANCIAL INTERMEDIARY VARIATIONS

Are There any Restrictions on Policy Benefits?

Yes. There are restrictions and limitations relating to the benefits offered under the Policy (e.g., GLWB, death benefits, Performance Lock).

•    Except as otherwise provided, Policy benefits may not be modified or terminated by the Company.

•    For the GLWB:

o      You cannot terminate the GLWB without Surrendering or annuitizing the Policy.

o      Withdrawals under the GLWB (including withdrawals of the Rider Withdrawal Amount) may be subject to surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences (e.g., reductions to the death benefit and proportionate reductions to the Index Bases for your Index Account Options).

o      Excess Withdrawals may affect the availability of the GLWB by reducing the guarantee by an amount greater than the value withdrawn, and could terminate the benefit and the Policy.

• For Performance Lock+:

o      Exercising Performance Lock for an Index Account Option will result in an Interim Value adjustment, which may be negative and result in significant loss.

o      Exercising Early Re-Entry will re-expose your investment to the possibility of Index losses, negative Interim Value adjustments, and reductions to your Index Base.

o      Early Re-Entry is not available for all Index Account Options.

•    Withdrawals may significantly reduce the death benefit (as well as the optional Additional Death Benefit, if elected). If your Policy has the GMDB rider, any withdrawal will reduce the guaranteed minimum death benefit. Withdrawals may result in reductions to the benefit that are greater than the amount withdrawn.

•    If you own the GMDB rider, a withdrawal will reduce the death benefit. The reduction could be greater than the amount withdrawn.

•    The availability of Policy benefits may vary depending on your state or the financial intermediary through which the Policy is sold.

INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK

ACCESS TO YOUR MONEY

BENEFITS AVAILABLE UNDER THE POLICY

INCOME ADVANTAGE RIDER

DEATH BENEFIT

APPENDIX D: STATE VARIATIONS

APPENDIX G:

FINANCIAL INTERMEDIARY VARIATIONS

	TAXES	Location in Prospectus
What are the Policy’s Tax Implications?

•    You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•    If you purchase the Policy as an individual retirement account (IRA) or through a tax qualified plan, you do not get any additional tax benefit.

•    You will generally not be taxed on increases in the value of your Policy until they are withdrawn. Earnings on your Policy are taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty if you take a withdrawal before age 59½.

TAX INFORMATION

	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, LLC, is the principal underwriter and may share the revenue we earn on this Policy with your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or for which the professional is compensated less.	DISTRIBUTION
Should I Exchange My Policy?	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

INDEX ACCOUNT OPTIONS

The following is a list of Index Account Options currently available under the Policy. We may change the features of the Index Account Options listed below (including the Index and the current limits on Index gains), offer new Index Account Options, and terminate existing Index Account Options. We will provide you with Written Notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at transamerica.com/individual/annuities/registered-index-linked-annuities.

Note: If amounts are removed from an Index Account Option before the end of its Crediting Period, we will apply an Interim Value adjustment. This may result in a significant reduction in your Policy value that could exceed any protection from Index loss that would be in place if you waited until the end of the Crediting Period.

See INDEX ACCOUNT OPTIONS in the prospectus for a description of the Index Account Options’ features. See EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENTS in the prospectus for more information about Interim Value Adjustments.

The availability of Index Account Options may vary depending on the financial intermediary through which the Policy is sold. See APPENDIX G – FINANCIAL INTERMEDIARY VARIATIONS in the prospectus.

BASIC INDEX ACCOUNT OPTIONS
Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain for New Crediting Periods	Early Re-Entry (Performance Lock+): Minimum Limit on Index Gain for Remaining Crediting Period	Credit Advantage Fee (annualized)
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A

S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	Cap Cap Rate: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	Cap Cap Rate: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	Cap (Credit Advantage) Cap Rate: No lower than 0.10%	1.25%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	Cap (Credit Advantage) Cap Rate: No lower than 0.10%	1.25%
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	Cap (Credit Advantage) Cap Rate: No lower than 0.10%	1.25%
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	Cap (Credit Advantage) Cap Rate: No lower than 0.10%	1.25%
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	Cap (Credit Advantage) Cap Rate: No lower than 0.10%	1.25%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 0.10%	N/A

S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	Participation (Credit Advantage) Participation Rate: No lower than 0.10%	1.25%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	Participation (Credit Advantage) Participation Rate: No lower than 0.10%	1.25%
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	Participation (Credit Advantage) Participation Rate: No lower than 0.10%	1.25%
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	Participation (Credit Advantage) Participation Rate: No lower than 0.10%	1.25%
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	Participation (Credit Advantage) Participation Rate: No lower than 0.10%	1.25%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM1, 2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	Cap Cap Rate: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 2.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates No lower than 2.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 2.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares U.S. Technology ETF®3	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 2.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM 1, 2, 4	Dividend-Paying Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 2.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
S&P 500 Index®1	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 3.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
Fidelity World Factor Leaders Index 0.5% ARSM1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 3.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares Russell 2000 ETF®3	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 3.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A

iShares U.S. Technology ETF®3	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 3.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM 1, 2, 4	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 3.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
S&P 500 Index®1	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 8.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
Fidelity World Factor Leaders Index 0.5% ARSM1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 8.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares Russell 2000 ETF®3	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 8.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares U.S. Technology ETF®3	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 8.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM 1, 2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 8.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 The Index provider applies a reduction when calculating Index performance, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
3 This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends or other distributions paid by the ETF. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.
4 Even though this Index is composed of dividend-paying securities, you will not receive any dividends paid on those securities, and any dividends paid on those securities will not be reflected in Index Values.

ENHANCED INDEX ACCOUNT OPTIONS

Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index Account Option)	Credit Advantage Fee (annualized)	Best Entry Initial Index Value Reset Feature
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 8.00%	N/A	Observation Frequency: Monthly Observation Days: 3 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -5%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 8.00%	N/A	Observation Frequency: Monthly Observation Days: 3 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -5%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap (Credit Advantage) Cap Rate: No lower than 12.00%	1.25%	Observation Frequency: Monthly Observation Days: 6 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -20%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap (Credit Advantage) Cap Rate: No lower than 12.00%	1.25%	Observation Frequency: Monthly Observation Days: 6 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -20%

1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 The Index provider applies a reduction when calculating Index performance, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee (subject to our right of Index substitution).
An Index Account Option with a 10% Buffer Rate will always be available under the Policy. In the future, if we offer a new Index Account Option that includes a Buffer:
•	For Policies with applications signed prior to May 1, 2024, the Buffer Rate will be at least 10%.
•	For Policies with applications signed on or after May 1, 2024, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses, which would mean risk of loss of nearly the entire amount invested.

In the future, if we offer a new Index Account Option and:

•	the Growth Opportunity Type is Cap, the guaranteed minimum Cap Rate for a new Crediting Period will be no lower than 2%.
•	the Growth Opportunity Type is Participation, the guaranteed minimum Participation Rate for a new Crediting Period will be no lower than 10%.
•	the Growth Opportunity Type is Edge and Edge+, the guaranteed minimum Edge Rate and Edge+ Rate for a new Crediting Period will be no lower than 2%.

In each case, for the remaining Crediting Period upon exercise of Early Re-Entry (a feature associated with Performance Lock+), if available, the reset Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate will be no less than 0.10%.

We reserve the right to offer new Index Account Options with different Downside Protection Types or Growth Opportunity Types in the future.

FIXED ACCOUNT OPTION

The following is the Fixed Account Option currently available under the Policy. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with Written Notice before doing so. See FIXED ACCOUNT OPTION in the prospectus for a description of the Fixed Account Option’s features. If amounts are withdrawn from the Fixed Account Option before the end of the Surrender Charge period in excess of the surrender charge-free amount, we will apply a Surrender Charge, this will result in a reduction in your Policy value which may be significant.

Name	Crediting Period	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	0.25%

State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D – STATE VARIATIONS in the prospectus.

The availability of the Fixed Account Option may vary depending on the financial intermediary through which the Policy is sold. See APPENDIX G – FINANCIAL INTERMEDIARY VARIATIONS in the prospectus.

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI which have the same effective date as this summary prospectus are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at (800)525-6205 or write us at:
Transamerica Life Insurance Company
6400 C Street S.W.
Cedar Rapids, IA 52499
Reports and other information about the Insurance Company are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier No.: C000257933